                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                          Date of Report: May 13, 2002


             J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP.
 -------------------------------------------------------------------------------
                           (Exact name of registrant)


         Delaware                             333-70246         13-3789046
----------------------------      ------------------------   -------------------
(State or other jurisdiction      (Commission File Number)     (IRS Employer
of incorporation)                                            Identification No.)


        270 Park Avenue, New York, New York                10017
        -----------------------------------------      --------------
        (Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code:  (212) 270-5918

Item 5.  Other Events:


         On or about May 13, 2002, J.P. Morgan Chase Commercial Mortgage Securities Corp. (the "Depositor") made the distributions to holders of its Commercial Mortgage Pass-Through Certificates, Series 2002-CIBC4 (the "Certificates"), as contemplated by the Pooling and Servicing Agreement, dated as of April 29, 2002, for the Certificates (the Pooling and Servicing Agreement").

         A copy of the Certificateholders' Report with respect to such distributions delivered pursuant to Section 4.02 of the Pooling and Servicing Agreement is being filed as an exhibit to this Current Report on Form 8-K.


Item 7(c).  Exhibits

               Exhibits    Description
               --------    ------------

               20.1 Monthly Report with respect to the May 13, 2002 distribution.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: September 23, 2002

                                 JPMORGAN CHASE BANK,
                                 As Paying Agent, on behalf of
                                 J.P. Morgan Chase Commercial Mortgage
                                 Securities Corp.


                                 By:  /s/ Diane E. Wallace
                                 -----------------------------------
                                 Name:  Diane E. Wallace
                                 Title: Assistant Vice President

                                INDEX TO EXHIBITS
                                -----------------

Exhibit No.                Description
-----------                -----------
20.1                       Monthly Report with respect to the
                           distribution to certificateholders
                           May 13, 2002.